UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant  |X|

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| |   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

|X|   Definitive Proxy Statement

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| |   Soliciting Material Pursuant to Rule 14a-12

                PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)
                     PIONEER FLOATING RATE FUND, INC. (PHD)
                      PIONEER HIGH INCOME FUND, INC. (PHT)
                 PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)
            PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)
--------------------------------------------------------------------------------
                (Name of Registrant(s) as Specified In Its Charter)

                                     N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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           pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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      paid previously. Identify the previous filing by registration statement
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
                PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)
                     PIONEER FLOATING RATE FUND, INC. (PHD)
                      PIONEER HIGH INCOME FUND, INC. (PHT)
                 PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)
            PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-833-459-3559

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        SCHEDULED FOR SEPTEMBER 15, 2021

To the stockholders of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc., Pioneer High Income Fund, Inc., Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc.:

The annual meeting of stockholders (the "annual meeting") of each of the above registered investment companies (each, a "fund" and, collectively, the "funds") is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on Wednesday, September 15, 2021 at 2:00 p.m. Eastern time, to consider the following:

1. To elect four Directors of your fund, as named in the attached proxy statement: (i) with respect to each of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc., three by the holders of shares of Common and Preferred Stock voting together as a single class, and one by the holders of shares of Preferred Stock voting as a separate class, and
(ii) with respect to each of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc., by the holders of shares of Common Stock. Each elected Director will serve for a three-year term or until a successor is elected.

2. To consider any other business that may properly come before the annual meeting or any adjournments, postponements, continuations, or rescheduling thereof.

The funds' Board of Directors (the "Board") knows of no business other than that mentioned in this Notice of annual meeting of stockholders that will be presented for consideration at the annual meeting. If any other matters are properly presented at the annual meeting, it is the intention of the persons named as proxies by the Board to vote on such matters in accordance with their judgment.

Each fund will hold a separate meeting. Stockholders of each fund will vote separately.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

The Board has fixed the close of business on July 9, 2021 as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting and any adjournments, postponements, continuations, or rescheduling thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON SEPTEMBER 15, 2021: This Notice and the attached Proxy Statement are available on the Internet at www.eproxyaccess.com/amundi2021.


                                      By Order of each Board of Directors,

                                      Christopher J. Kelley, Chief Legal Officer and Secretary

Boston, Massachusetts
July 28, 2021

                                  ------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, AND IN ORDER TO FACILITATE TIMELY RECEIPT OF YOUR PROXY VOTE, WE RESPECTFULLY URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. VOTING NOW WILL NOT LIMIT YOUR RIGHT TO CHANGE YOUR VOTE OR TO ATTEND THE ANNUAL MEETING.


                                                                   22246-13-0721

                               PROXY STATEMENT OF
                PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)
                     PIONEER FLOATING RATE FUND, INC. (PHD)
                      PIONEER HIGH INCOME FUND, INC. (PHT)
                 PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)
            PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-833-459-3559

                         ANNUAL MEETING OF STOCKHOLDERS

This proxy statement contains the information you should know before voting on the proposal summarized below.

Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any stockholder upon request. Stockholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call the fund at 1-800-710-0935.

                                  INTRODUCTION

This proxy statement is being used by the Board of Directors of each fund to solicit proxies to be voted at the annual meeting of stockholders of each fund referenced above. Participating in the meeting are holders of shares of common stock, $0.001 par value per share (the "Common Stock") of each fund referenced above and the holders of shares of preferred stock, $0.001 par value per share (the "Preferred Stock") of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. Each meeting is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, at 3:00 p.m., Eastern Time, on Wednesday, September 15, 2021, and at any adjournments, postponements, continuations or rescheduling thereof to a later date, for the purposes as set forth in the accompanying notice of annual meeting of stockholders. You may call the funds at 1-800-710-0935 for information on how to obtain directions to be able to attend the meeting and vote in person.

This proxy statement and the enclosed proxy card are being mailed to stockholders of each fund on or about August 1, 2021. The annual report for each fund for its most recently completed fiscal year previously was mailed to stockholders.

                            WHO IS ELIGIBLE TO VOTE

Stockholders of record of each fund as of the close of business on July 9, 2021 (the "record date") are entitled to vote on all of the fund's business at the annual stockholder meeting and any adjournments, postponements continuations, or rescheduling thereof. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the stockholder's instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted FOR each of the nominees for Director in Proposal 1. If any other business properly comes before the annual stockholder meeting, your shares will be voted at the discretion of the persons named as proxies.

Stockholders of each fund will only vote on proposals relating to their fund.

                                   PROPOSAL 1


                         ELECTION OF BOARD OF DIRECTORS

Introduction

Stockholders of each fund are being asked to consider the election of Craig C. MacKay, Thomas J. Perna, Marguerite A. Piret and Fred J. Ricciardi to the Board of Directors of each fund.

Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi stand for election as their terms expire in 2021. Each of Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi currently serves as a Director of each fund and has served in that capacity continuously since originally elected or appointed. Mr. Perna has served as a Director of Pioneer Floating Rate Fund, Inc., Pioneer High Income Fund, Inc., Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. since 2006, and Pioneer Diversified High Income Fund, Inc. since 2007. Mr. Perna was most recently elected by stockholders in 2018. Ms. Piret has served as a Director of Pioneer High Income Fund, Inc. since 2002, Pioneer Floating Rate Fund, Inc., Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. since 2003 and Pioneer Diversified High Income Fund, Inc. since 2007. Ms. Piret was most recently elected by stockholders in 2018. Mr. Ricciardi has served as a Director of each fund since 2014 and was most recently elected by stockholders in 2018. Mr. MacKay was appointed as a Director of each fund in March 2021, and has not been elected by stockholders. If elected, each of Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi shall hold office for a three-year term and until his or her successor is elected and qualified.

Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Directors. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi as Directors of each fund.

Director Class Designations and Terms of Office

Each fund's Bylaws provides that a majority of the Directors may establish, increase or decrease the number of Directors of the fund, provided that the number thereof shall never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen Directors. Each fund currently has ten Directors.

Pursuant to each fund's Articles of Incorporation, each fund's Board of Directors is divided into three staggered term classes - Class I, Class II and Class III. The Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period.

Each class of Directors will stand for election at the conclusion of its respective three-year term. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Holders of the Preferred Stock of each fund that has Preferred Stock outstanding are entitled to elect two Directors of that fund.

Director Class Designations and Terms of Office

Currently, the designations and terms of office of each class of Directors of each fund are as follows:

Pioneer Diversified High Income Fund, Inc.

 Class I Directors --   Ms. Durnin, Mr. Friedman and Mr. Taubes -- Terms expire
                        in 2023.
 Class II Directors --  Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi. Terms
                        expire in 2021 at the annual meeting. Each of these Directors has been nominated for election at the annual meeting.
 Class III Directors -- Mr. Baumgardner, Ms. Jones and Ms. Monchak -- Terms
                        expire in 2022.

Pioneer Floating Rate Fund, Inc.
 Class I Directors --   Mr. Baumgardner, Ms. Jones and Ms. Monchak -- Terms
                        expire in 2022.
 Class II Directors --  Ms. Durnin, Mr. Friedman and Mr. Taubes -- Terms expire in 2023.
 Class III Directors -- Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi. Terms
                        expire in 2021 at the annual meeting. Each of these Directors has been nominated for election at the annual meeting.

Pioneer Municipal High Income Fund, Inc.
 Class I Directors --   Mr. Baumgardner, Ms. Jones and Ms. Monchak -- Terms
                        expire in 2022.
 Class II Directors --  Ms. Durnin, Mr. Friedman and Mr. Taubes -- Terms expire in 2023.
 Class III Directors -- Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi. Terms
                        expire in 2021 at the annual meeting. Each of these Directors has been nominated for election at the annual meeting.

Pioneer Municipal High Income Advantage Fund, Inc.
 Class I Directors --   Mr. Baumgardner, Ms. Jones and Ms. Monchak -- Terms
                        expire in 2022.
 Class II Directors --  Ms. Durnin, Mr. Friedman and Mr. Taubes -- Terms expire in 2023.

 Class III Directors -- Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi. Terms
                        expire in 2021 at the annual meeting. Each of these Directors has been nominated for election at the annual meeting.

Pioneer High Income Fund, Inc.
 Class I Directors --   Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi. Terms
                        expire in 2021 at the annual meeting. Each of these Directors has been nominated for election at the annual meeting.
 Class II Directors --  Mr. Baumgardner, Ms. Jones and Ms. Monchak -- Terms
                        expire in 2022.
 Class III Directors -- Ms. Durnin, Mr. Friedman and Mr. Taubes -- Terms expire in 2023.

Mr. Baumgardner and Ms. Piret are designated as the Directors to be elected by the holders of the Preferred Stock of each fund that has issued Preferred Stock. As noted above, Ms. Piret's term expires at the 2021 annual meeting. Consequently, holders of Preferred Stock of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. are being asked to vote as a separate class at the 2021 annual meeting to elect Ms. Piret.

With respect to Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. the holders of Common Stock and the holders of Preferred Stock are being asked to vote together as a single class at the 2021 annual meeting to elect Mr. MacKay, Mr. Perna and Mr. Ricciardi. With respect to Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc. the holders of Common Stock are being asked to vote at the 2021 annual meeting to elect Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi,

                  Information Regarding Nominees and Directors

The following table sets forth for each nominee and Director, his or her position(s) with each fund, age, address, principal occupation during at least the past five years and any other board memberships held during at least the past five years. Directors who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as Interested Directors. Directors who are not interested persons of a fund are referred to as Independent Directors. Each of the Directors serves as a Director of each of the 45 U.S. registered funds for which Amundi Asset Management US, Inc. ("Amundi US") serves as investment adviser (the "Pioneer Funds"). The address for all Directors and all officers of each fund is 60 State Street, Boston, Massachusetts 02109.

Name, Age and
Position Held    Term of Office and                                            Other Directorships
With the Fund    Length of Service          Principal Occupation               Held by Director
---------------------------------------------------------------------------------------------------------
Independent Directors and Nominees:
--------------------------------------------------------------------------------------------------------
Thomas J.        Pioneer Diversified        Private investor (2004 -- 2008     Director, Broadridge
Perna (68)       High Income Fund,          and 2013 -- present); Chairman     Financial Solutions, Inc.
Chairman of the  Inc.: Class II Director    (2008 -- 2013) and Chief           (investor
Board and        since 2007. Term expires   Executive Officer (2008 -- 2012),  communications and
Director         in 2021.                   Quadriserv, Inc. (technology       securities processing
Nominee                                     products for securities lending    provider for financial
                 Pioneer Floating Rate      industry); and Senior Executive    services industry) (2009
                 Fund, Inc.: Class III      Vice President, The Bank of New    -- present); Director,
                 Director since 2006. Term  York (financial and securities     Quadriserv, Inc. (2005 --
                 expires in 2021.           services) (1986 -- 2004)           2013); and
                                                                               Commissioner, New
                 Pioneer High Income                                           Jersey State Civil Service
                 Fund, Inc.: Class I                                           Commission (2011 --
                 Director since 2006. Term                                     2015)
                 expires in 2021.

                 Pioneer Municipal
                 High Income Fund,
                 Inc.: Class III Director
                 since 2006. Term expires
                 in 2021.

                 Pioneer Municipal
                 High Income
                 Advantage Fund, Inc.:
                 Class III Director since
                 2006. Term expires in
                 2021.
---------------------------------------------------------------------------------------------------------

Name, Age and
Position Held   Term of Office and                                          Other Directorships
With the Fund   Length of Service         Principal Occupation              Held by Director
------------------------------------------------------------------------------------------------------
Independent Directors and Nominees:
------------------------------------------------------------------------------------------------------
John E.         Pioneer Diversified       Of Counsel (2019 -- present),     Chairman, The Lakeville
Baumgardner,    High Income Fund,         Partner (1983-2018), Sullivan &   Journal Company, LLC,
Jr. (68)*       Inc.: Class III Director  Cromwell LLP (law firm).          (privately-held
Director        since 2019. Term expires                                    community newspaper
                in 2022.                                                    group) (2015-present)

                Pioneer Floating Rate
                Fund, Inc.: Class I
                Director since 2019. Term
                expires in 2022.

                Pioneer High Income
                Fund, Inc.: Class II
                Director since 2019. Term
                expires in 2022.

                Pioneer Municipal
                High Income Fund,
                Inc.: Class I Director
                since 2019. Term expires
                in 2022.

                Pioneer Municipal
                High Income
                Advantage Fund, Inc.:
                Class I Director since
                2019. Term expires in
                2022.
----------------------------------------------------------------------------------------------------------

Name, Age and
Position Held   Term of Office and                                           Other Directorships
With the Fund   Length of Service          Principal Occupation              Held by Director
-------------------------------------------------------------------------------------------------------
Independent Directors and Nominees:
---------------------------------------------------------------------------------------------------------
Diane Durnin    Pioneer Diversified        Managing Director - Head of      None
(63)            High Income Fund,          Product Strategy and
Director        Inc.: Class I Director     Development, BNY Mellon
                since 2020. Term expires   Investment Management
                in 2023.                   (investment management firm)
                                           (2012-2018); Vice Chairman --
                Pioneer Floating Rate      The Dreyfus Corporation (2005
                Fund, Inc.: Class II       -- 2018): Executive Vice
                Director since 2020. Term  President Head of Product, BNY
                expires in 2023.           Mellon Investment Management
                                           (2007-2012); Executive Director-
                Pioneer High Income        Product Strategy, Mellon Asset
                Fund, Inc.: Class III      Management (2005-2007);
                Director since 2020. Term  Executive Vice President Head of
                expires in 2023.           Products, Marketing and Client
                                           Service, Dreyfus Corporation
                Pioneer Municipal          (investment management firm)
                High Income Fund,          (2000-2005); Senior Vice
                Inc.: Class II Director    President Strategic Product and
                since 2020. Term expires   Business Development, Dreyfus
                in 2023.                   Corporation (1994-2000)

                Pioneer Municipal
                High Income
                Advantage Fund, Inc.:
                Class II Director since
                2020. Term expires in
                2023.
---------------------------------------------------------------------------------------------------------

Name, Age and
Position Held  Term of Office and                                         Other Directorships
With the Fund  Length of Service          Principal Occupation            Held by Director
----------------------------------------------------------------------------------------------------
Independent Directors and Nominees:
----------------------------------------------------------------------------------------------------
Benjamin M.    Pioneer Diversified        William Joseph Maier Professor  Director, Mellon
Friedman (75)  High Income Fund,          of Political Economy, Harvard   Institutional Funds
Director       Inc.: Class I Director     University (1972 -- present)    Investment Trust and
               since 2008. Term expires                                   Mellon Institutional Funds
               in 2023.                                                   Master Portfolio (oversaw
                                                                          17 portfolios in fund
               Pioneer Floating Rate                                      complex) (1989 - 2008)
               Fund, Inc.: Class II
               Director since 2008. Term
               expires in 2023.

               Pioneer High Income
               Fund, Inc.: Class III
               Director since 2008. Term
               expires in 2023.

               Pioneer Municipal
               High Income Fund,
               Inc.: Class II Director
               since 2008. Term expires
               in 2023.

               Pioneer Municipal
               High Income
               Advantage Fund, Inc.:
               Class II Director since
               2008. Term expires in
               2023.
----------------------------------------------------------------------------------------------------

Name, Age and
Position Held   Term of Office and                                          Other Directorships
With the Fund   Length of Service          Principal Occupation             Held by Director
-----------------------------------------------------------------------------------------------------
Independent Directors and Nominees:
---------------------------------------------------------------------------------------------------
Craig C.        Pioneer Diversified        Partner, England & Company,      Board Member of Carver
MacKay (58)     High Income Fund,          LLC (advisory firm) (2012 --     Bancorp, Inc. (holding
Director        Inc.: Class II Director    present); Group Head --          company) and Carver
Nominee         since 2021. Term expires   Leveraged Finance Distribution,  Federal Savings Bank, NA
                in 2021.                   Oppenheimer & Company            (2017 -- present);
                                           (investment bank) (2006 --       Advisory Council
                Pioneer Floating Rate      2012); Group Head -- Private     Member, MasterShares
                Fund, Inc.: Class III      Finance & High Yield Capital     ETF (2016 -- 2017);
                Director since 2021. Term  Markets Origination, SunTrust    Advisory Council
                expires in 2021.           Robinson Humphrey                Member, The Deal
                                           (investment bank) (2003 --       (financial market
                Pioneer High Income        2006); and Founder and Chief     information publisher)
                Fund, Inc.: Class I        Executive Officer, HNY           (2015 -- 2016); Board Co-
                Director since 2021. Term  Associates, LLC (investment      Chairman and Chief
                expires in 2021.           bank) (1996 -- 2003)             Executive Officer, Danis
                                                                            Transportation Company
                Pioneer Municipal                                           (privately-owned
                High Income Fund,                                           commercial carrier)
                Inc.: Class III Director                                    (2000 -- 2003); Board
                since 2021. Term expires                                    Member and Chief
                in 2021.                                                    Financial Officer,
                                                                            Customer Access
                Pioneer Municipal                                           Resources (privately-
                High Income                                                 owned teleservices
                Advantage Fund, Inc.:                                       company) (1998 -- 2000);
                Class III Director since                                    Board Member,
                2021. Term expires in                                       Federation of Protestant
                2021.                                                       Welfare Agencies (human
                                                                            services agency) (1993 --
                                                                            present); and Board
                                                                            Treasurer, Harlem
                                                                            Dowling Westside Center
                                                                            (foster care agency)
                                                                            (1999 -- 2018)




Name, Age and
Position Held   Term of Office and                                          Other Directorships
With the Fund   Length of Service          Principal Occupation             Held by Director
-----------------------------------------------------------------------------------------------------
Independent Directors and Nominees:
-----------------------------------------------------------------------------------------------------
Lorraine H.     Pioneer Diversified        Chief Investment Officer, 1199   None
Monchak (64)    High Income Fund,          SEIU Funds (healthcare workers
Director        Inc.: Class III Director   union pension funds) (2001 --
                since 2015. Term expires   present); Vice President --
                in 2022.                   International Investments
                                           Group, American International
                Pioneer Floating Rate      Group, Inc. (insurance
                Fund, Inc.: Class I        company) (1993 -- 2001); Vice
                Director since 2015. Term  President Corporate Finance and
                expires in 2022.           Treasury Group, Citibank,
                                           N.A.(1980 -- 1986 and 1990 --
                Pioneer High Income        1993); Vice President --
                Fund, Inc.: Class II       Asset/Liability Management
                Director since 2015. Term  Group, Federal Farm Funding
                expires in 2022.           Corporation (government-
                                           sponsored issuer of debt
                Pioneer Municipal          securities) (1988 -- 1990);
                High Income Fund,          Mortgage Strategies Group,
                Inc.: Class I Director     Shearson Lehman Hutton, Inc.
                since 2015. Term expires   (investment bank) (1987 --
                in 2022.                   1988); Mortgage Strategies
                                           Group, Drexel Burnham
                Pioneer Municipal          Lambert, Ltd. (investment bank)
                High Income                (1986 -- 1987)
                Advantage Fund, Inc.:
                Class I Director since
                2015. Term expires in
                2022.
------------------------------------------------------------------------------------------------------

Name, Age and
Position Held   Term of Office and                                             Other Directorships
With the Fund   Length of Service          Principal Occupation                Held by Director
------------------------------------------------------------------------------------------------------
Independent Directors and Nominees:
--------------------------------------------------------------------------------------------------------
Marguerite A.   Pioneer Diversified        Chief Financial Officer, American   Director of New America
Piret (72)      High Income Fund,          Ag Energy, Inc. (controlled         High Income Fund, Inc.
Director        Inc.: Class II Director    environment and agriculture         (closed-end investment
Nominee         since 2007. Term expires   company) (2016 -- present);         company) (2004 --
                in 2021.                   President and Chief Executive       present); and Member,
                                           Officer, Metric Financial Inc.      Board of Governors,
                Pioneer Floating Rate      (formerly known as Newbury          Investment Company
                Fund, Inc.: Class III      Piret Company) (investment          Institute (2000 -- 2006)
                Director since 2003. Term  banking firm) (1981 -- 2019)
                expires in 2021.

                Pioneer High Income
                Fund, Inc.: Class I
                Director since 2002. Term
                expires in 2021.

                Pioneer Municipal
                High Income Fund,
                Inc.: Class III Director
                since 2003. Term expires
                in 2021. Elected by
                Preferred Stock only.

                Pioneer Municipal
                High Income
                Advantage Fund, Inc.:
                Class III Director since
                2003. Term expires in
                2021. Elected by
                Preferred Stock only.
--------------------------------------------------------------------------------------------------------


Name, Age and
Position Held   Term of Office and                                          Other Directorships
With the Fund   Length of Service          Principal Occupation             Held by Director
-----------------------------------------------------------------------------------------------------
Independent Directors and Nominees:
-----------------------------------------------------------------------------------------------------
Fred J.         Pioneer Diversified        Consultant (investment            None
Ricciardi (73)  High Income Fund,          company services) (2012 --
Director        Inc.: Class II Director    present); Executive Vice
Nominee         since 2014. Term expires   President, BNY Mellon (financial
                in 2021.                   and investment company
                                           services) (1969 -- 2012);
                Pioneer Floating Rate      Director, BNY International
                Fund, Inc.: Class III      Financing Corp. (financial
                Director since 2014. Term  services) (2002 -- 2012);
                expires in 2021.           Director, Mellon Overseas
                                           Investment Corp. (financial
                Pioneer High Income        services) (2009 -- 2012);
                Fund, Inc.: Class I        Director, Financial Models
                Director since 2014. Term  (technology) (2005-2007);
                expires in 2021.           Director, BNY Hamilton Funds,
                                           Ireland (offshore investment
                Pioneer Municipal          companies) (2004-2007);
                High Income Fund,          Chairman/Director, AIB/BNY
                Inc.: Class III Director   Securities Services, Ltd., Ireland
                since 2014. Term expires   (financial services) (1999-2006);
                in 2021.                   Chairman, BNY Alternative
                                           Investment Services, Inc.
                Pioneer Municipal          (financial services) (2005-2007)
                High Income
                Advantage Fund, Inc.:
                Class III Director since
                2014. Term expires in
                2021.
-----------------------------------------------------------------------------------------------------

Name, Age and
Position Held    Term of Office and                                           Other Directorships
With the Fund    Length of Service          Principal Occupation              Held by Director
------------------------------------------------------------------------------------------------------
Independent Directors and Nominees:
------------------------------------------------------------------------------------------------------
Lisa M. Jones    Pioneer Diversified        Director, CEO and President of    Member, Board of
(58)**           High Income Fund,          Amundi US, Inc. (investment       Governors, Investment
Director,        Inc.: Class III Director   management firm) (since           Company Institute (since
President and    since 2014. Term expires   September 2014); Director, CEO    May 2015)
Chief Executive  in 2022.                   and President of Amundi Asset
Officer                                     Management US, Inc. (since
                 Pioneer Floating Rate      September 2014); Director, CEO
                 Fund, Inc.: Class I        and President of Amundi
                 Director since 2014. Term  Distributor US, Inc. (since
                 expires in 2022.           September 2014); Director, CEO
                                            and President of Amundi Asset
                 Pioneer High Income        Management US, Inc. (since
                 Fund, Inc.: Class II       September 2014); Chair, Amundi
                 Director since 2014. Term  US, Inc., Amundi Distributor US,
                 expires in 2022            Inc. and Amundi Asset
                                            Management US, Inc.
                 Pioneer Municipal          (September 2014 -- 2018);
                 High Income Fund,          Managing Director, Morgan
                 Inc.: Class I Director     Stanley Investment
                 since 2014. Term expires   Management (investment
                 in 2022.                   management firm) (2010 --
                                            2013); Director of Institutional
                 Pioneer Municipal          Business, CEO of International,
                 High Income                Eaton Vance Management
                 Advantage Fund, Inc.:      (investment management firm)
                 Class I Director since     (2005 -- 2010); Director of
                 2014. Term expires in      Amundi Holdings US, Inc. (since
                 2022.                      2017)



------------------------------------------------------------------------------------------------------

Name, Age and
Position Held    Term of Office and                                           Other Directorships
With the Fund    Length of Service          Principal Occupation              Held by Director
------------------------------------------------------------------------------------------------------
Independent Directors and Nominees:
------------------------------------------------------------------------------------------------------
Kenneth J.       Pioneer Diversified        Director and Executive Vice       None
Taubes (62)**    High Income Fund,          President (since 2008) and Chief
Director         Inc.: Class I Director     Investment Officer, U.S. (since
                 since 2014. Term expires   2010) of Amundi US, Inc.
                 in 2023.                   (investment management firm);
                                            Director and Executive Vice
                 Pioneer Floating Rate      President and Chief Investment
                 Fund, Inc.: Class II       Officer, U.S. of Amundi US
                 Director since 2014. Term  (since 2008); Executive Vice
                 expires in 2023.           President and Chief Investment
                                            Officer, U.S. of Amundi Asset
                 Pioneer High Income        Management US, Inc. (since
                 Fund, Inc.: Class III      2009); Portfolio Manager of
                 Director since 2014. Term  Amundi US (since 1999);
                 expires in 2023.           Director of Amundi Holdings US,
                                            Inc. (since 2017)
                 Pioneer Municipal
                 High Income Fund,
                 Inc.: Class II Director
                 since 2014. Term expires
                 in 2023.

                 Pioneer Municipal
                 High Income
                 Advantage Fund, Inc.:
                 Class II Director since
                 2014. Term expires in
                 2023.
----------------------------------------------------------------------------------------------------

* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as independent outside legal counsel to the Independent Directors of each Pioneer Fund.

** Ms. Jones and Mr. Taubes are Interested Directors because they are an officer or director of each fund's investment adviser and certain of its affiliates.

Responsibilities of the Board of Directors

The Board of Directors is responsible for overseeing each fund's management and operations. The Chairman of the Board is an Independent Director. Independent Directors constitute at least 75% of the Board.

During the most recent fiscal year of each of Pioneer Diversified High Income Fund, Inc., Pioneer High Income Fund, Inc., Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc., the Board of Directors held 10 meetings. During the most recent fiscal year of Pioneer Floating Rate Fund, Inc., the Board of

Directors held 13 meetings. All of the current Directors and committee members of each fund then serving attended at least 75% of the meetings of the Board of Directors and applicable committees, if any, held during that fund's most recent fiscal year.

The funds do not have a policy on Director attendance at the annual meeting of stockholders. For each fund, one Director attended the 2020 annual meeting of stockholders.

The Directors were selected or nominated to join the Board based upon the following as to each Board member: such person's character and integrity; such person's judgment, analytical ability, intelligence, and common sense; such person's experience and previous profit and not-for-profit board membership; such person's demonstrated willingness to take an independent and questioning stance toward management; such person's willingness and ability to commit the time necessary to perform the duties of a Director; as to each Independent Director, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to Ms. Jones and Mr. Taubes, their association with Amundi US. Each Director also serves on the Boards of Directors of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all part of the Pioneer Funds complex, and has substantial experience protecting fund stockholders' interests. As part of their service on the boards of Pioneer closed-end funds', the nominees regularly evaluate issues unique to closed-end funds, including the discount at which closed-end funds' shares may trade relative to their net asset value per share. Each of the Independent Directors also was selected to join the Board based on the criteria and principles set forth in the Governance and Nominating Committee Charter as then in effect. In addition to individual attributes, the value of diversity is considered. In evaluating an incumbent Director's prospective service on the Board, the Director's experience in, and ongoing contributions toward, overseeing the fund's business as a Director also are considered.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Ms. Jones, investment management experience as an executive and leadership roles with Amundi US and its affiliates; and Mr. Taubes, portfolio management experience and leadership roles with Amundi US. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Directors primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.

Under the Maryland General Corporation Law, the appointment, designation (including in any proxy or registration statement or other document) of a Director as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, does not impose on that person any standard of care or liability that is greater than that imposed on that person as a Director in the absence of the appointment, designation or identification, and no Director who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, is held to a higher standard of care by virtue thereof.

Board Committees

The Board of Directors has five standing committees: the Independent Directors Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Director and all members of each committee are Independent Directors.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Directors consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the funds' affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.

During the most recent fiscal year for each fund, the Audit, Governance and Nominating, Independent Directors, Policy Administration and Valuation Committees of each fund held the following meetings:

                       4/30/2021  11/30/2020 3/31/2021   4/30/2021   3/31/2021
-------------------------------------------------------------------------------
                                                                      Pioneer
                        Pioneer    Pioneer    Pioneer     Pioneer    Municipal
                      Diversified  Floating    High      Municipal  High Income
                      High Income    Rate     Income    High Income  Advantage
                       Fund, Inc. Fund, Inc. Fund, Inc.  Fund, Inc.  Fund, Inc.
-------------------------------------------------------------------------------
Audit Committee            7          7          7           7           7
Governance and
Nominating Committee       9          10         9           9           9
Independent Directors
Committee                  7          6          6           7           6
Policy Administration
Committee                  4          5          4           4           4
Valuation Committee        5          5          5           5           5

Independent Directors Committee: John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.

The Independent Directors Committee is comprised of all of the Independent Directors. The Independent Directors Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Directors under the 1940 Act, including the assessment and review of each fund's advisory agreement and other related party contracts. The Independent Directors Committee also considers issues that the Independent Directors believe it is advisable for them to consider separately from the Interested Directors.

Audit Committee: Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine
H. Monchak and Fred J. Ricciardi (Chair).

Each fund's Audit Committee is comprised of only Independent Directors who are "independent" as defined in the applicable New York Stock Exchange ("NYSE") and NYSE American (Pioneer Diversified High Income Fund, Inc.) listing standards relating to closed-end funds. The Board of Directors of each fund has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

     o Assist the Board of Directors' oversight and monitoring of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and

     o Prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K to be included in the fund's annual proxy statement and other filings.

The Audit Committee charter is available on Amundi US's website: amundi.com/US. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

Each fund's Board of Directors has determined that the fund has at least one audit committee financial expert serving on its Audit Committee. Mr. Ricciardi, an Independent Director, serves on each Audit Committee and has been determined to be an audit committee financial expert.

Audit Committee Report

The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (3) received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report for Pioneer Floating Rate Fund, Inc. for the fiscal year ended November 30, 2020, the Annual Reports for Pioneer High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. for the fiscal year ended March 31, 2021 and in the Annual Reports for Pioneer Diversified High Income Fund, Inc. and Pioneer Municipal High Income Fund, Inc. for the fiscal year ended April 30, 2021.

The members of each fund's Audit Committee are:

    Diane Durnin
    Benjamin M. Friedman
    Craig C. MacKay
    Lorraine H. Monchak
    Fred J. Ricciardi (Chair)

Governance and Nominating Committee: John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

All members of the Governance and Nominating Committee are independent under the applicable NYSE and NYSE American listing standards relating to closed-end funds, and are not "interested persons," as defined in the 1940 Act, of each fund. The Board of each fund has adopted a written charter for the Governance and Nominating Committee, which is available on Amundi US's website: amundi.com/US. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

The Governance and Nominating Committee considers governance matters affecting the Board and each fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Directors as a whole, and reviews and recommends to the Independent Directors Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board's committee structure and the Independent Directors' compensation. The Governance and Nominating Committee also makes recommendations to the Independent Directors Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Directors. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Directors and the spectrum of desirable experience and expertise for Independent Directors as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Directors and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a stockholder or recommended by any Director, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Directors and the Board, and reviews periodically the Committee's procedure, if any, regarding candidates submitted by stockholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Directors with respect to attributes such as race, ethnicity, gender, cultural background, skills and professional experience when reviewing candidates for any Board vacancies. The Directors who are not Independent Directors and the officers of each fund are nominated and selected by the Board.

The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Directors to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Director, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee's business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund; (iii) the nominee's commitment and ability to devote the necessary time and energy to be an effective Independent Director, to understand the fund and the responsibilities of a director of an investment company; (iv) the nominee's ability to understand the sometimes conflicting interests of the various constituencies of the fund, including those of stockholders and the management company, and to act in the interests of stockholders; (v) whether the nominee has, or appears to have, a conflict of interest that would impair his or her ability to represent the interests of all stockholders and to fulfill the responsibilities of a director; and (vi) that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent

Directors' oversight of each fund's affairs, based on the then current composition and skills of the Independent Directors and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Director. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Directors in the context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. In addition, as noted above, the Governance and Nomination Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Director continues, in the opinion of the other Independent Directors, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Directors of the fund would favor the re-nomination of an existing Director rather than a new candidate. Consequently, while the Governance and Nominating Committee will evaluate the qualifications of nominees recommended by stockholders to serve as Director, the Independent Directors might act upon the Governance and Nominating Committee's evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any stockholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Directors or management. While it has not done so in the past, the Governance and Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any stockholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Bylaws of the fund to be considered by the Governance and Nominating Committee. In evaluating a nominee recommended by a stockholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the Board determines to include a stockholder's candidate among the slate of Board nominees, the candidate's name will be placed on the fund's proxy card. If the Governance and Nominating Committee, the Independent Directors or the Board determines not to include such candidate among the Board's designated nominees, the stockholder's candidate will be treated as a nominee of the stockholder who originally nominated the candidate.

The Governance and Nominating Committee initiated the recommendation of each of the non-interested nominees to serve as an Independent Director.

With respect to the re-nomination of an existing Independent Director, the Governance and Nominating Committee and the Independent Directors Committee use the criteria and the principles set forth above, as revised from time to time, to guide the selection process.

Stockholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Director c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a fund.

Valuation Committee: Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Marguerite A. Piret (Chair), and Fred J. Ricciardi.

The Valuation Committee, among other things, determines with Amundi US the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with each fund's valuation procedures.

Policy Administration Committee: Thomas J. Perna (Chair), John E. Baumgardner, Jr., and Marguerite A. Piret.

The Policy Administration Committee, among other things, oversees and monitors each fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the funds' policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of each fund in the interests of stockholders, the Board of Directors has established a framework for the oversight of various risks relating to the funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Amundi US and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other fund service providers.

Each fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of a fund.

Most of the funds' investment management and business operations are carried out by or through Amundi US, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the funds' service providers could have a material adverse effect on a fund and its stockholders.

Under the overall supervision of the Board or the applicable committee of the Board, each fund, or Amundi US and the affiliates of Amundi US, or other service providers to each fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the funds' and Amundi US's chief compliance officer and Amundi US's chief risk officer and director of internal audit, as well as various personnel of Amundi US and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Directors related to risks typically are summaries of relevant information.

The Directors recognize that not all risks that may affect a fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the funds or Amundi US and its affiliates or other service providers. Because most of the funds' operations are carried out by various service providers, the Board's oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. As a result of the foregoing and other factors, each fund's ability to manage risk is subject to substantial limitations.

It is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The following table indicates the value of shares that each Director or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of May 31, 2021. Beneficial ownership is determined in accordance with SEC Rule 13d-3(d)(1). The share value of any closed-end Pioneer fund is based on its closing market price on May 31, 2021. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on May 31, 2021. The dollar ranges in this table are in accordance with SEC requirements.

                                                           Aggregate Dollar
                                                            Range of Equity
                                                           Securities in All
                                                             Pioneer Funds
                                      Dollar Range of       Overseen or to be
                                     Equity Securities        Overseen by
Name of Directors or Nominees           in each Fund     Directors or Nominees
-------------------------------------------------------------------------------
INTERESTED DIRECTORS or NOMINEES
-------------------------------------------------------------------------------
                                           $0 (1)
                                           $0 (2)
  Lisa M. Jones                            $0 (3)              Over $100,000
                                           $0 (4)
                                           $0 (5)
-------------------------------------------------------------------------------
                                           $0 (1)
                                           $0 (2)
  Kenneth J. Taubes                        $0 (3)              Over $100,000
                                           $0 (4)
                                           $0 (5)
-------------------------------------------------------------------------------
INDEPENDENT DIRECTORS or NOMINEES
-------------------------------------------------------------------------------
                                           $0 (1)
                                           $0 (2)
  John E. Baumgardner, Jr.                 $0 (3)              Over $100,000
                                           $0 (4)
                                           $0 (5)
-------------------------------------------------------------------------------
                                           $0 (1)
                                           $0 (2)
  Diane Durnin                             $0 (3)              Over $100,000
                                           $0 (4)
                                           $0 (5)
-------------------------------------------------------------------------------
                                           $0 (1)
                                           $0 (2)
  Benjamin M. Friedman                     $0 (3)              Over $100,000
                                           $0 (4)
                                           $0 (5)
-------------------------------------------------------------------------------
                                           $0 (1)
                                           $0 (2)
  Craig C. MacKay                          $0 (3)         $50,000 - $100,000
                                           $0 (4)
                                           $0 (5)
-------------------------------------------------------------------------------

                                                           Aggregate Dollar
                                                            Range of Equity
                                                           Securities in All
                                                             Pioneer Funds
                                      Dollar Range of       Overseen or to be
                                     Equity Securities        Overseen by
Name of Directors or Nominees           in each Fund     Directors or Nominees
-------------------------------------------------------------------------------
INTERESTED DIRECTORS or NOMINEES
-------------------------------------------------------------------------------
                                           $0 (1)
                                           $0 (2)
  Lorraine H. Monchak                      $0 (3)              Over $100,000
                                           $0 (4)
                                           $0 (5)
-------------------------------------------------------------------------------
                                           $0 (1)
                                           $0 (2)
  Thomas J. Perna                          $0 (3)              Over $100,000
                                           $0 (4)
                                           $0 (5)
-------------------------------------------------------------------------------
                                           $0 (1)
                                           $0 (2)
  Marguerite A. Piret                      $0 (3)              Over $100,000
                                           $0 (4)
                                           $0 (5)
-------------------------------------------------------------------------------
                                           $0 (1)
                                           $0 (2)
  Fred J. Ricciardi                        $0 (3)              Over $100,000
                                           $0 (4)
                                           $0 (5)
-------------------------------------------------------------------------------


(1)  Shares held in Pioneer High Income Fund, Inc.

(2)  Shares held in Pioneer Municipal High Income Fund, Inc.

(3)  Shares held in Pioneer Municipal High Income Advantage Fund, Inc.

(4)  Shares held in Pioneer Diversified High Income Fund, Inc.

(5)  Shares held in Pioneer Floating Rate Fund, Inc.

As of December 31, 2020, the Directors, any nominee for election as a Director and the executive officers of each fund owned beneficially in the aggregate less than 1% of the outstanding shares of each fund.

For each of the funds, during the most recent fiscal year, none of the Independent Directors or any nominee for election as an Independent Director engaged in the purchase or sale of securities of Amundi US, Amundi, Amundi US, Inc. or any other entity in a control relationship to Amundi US or Amundi Distributor US, Inc.

Material Relationships of the Independent Directors

Mr. Baumgardner, an Independent Director, is Of Counsel to Sullivan & Cromwell LLP, which acts as independent counsel to the Independent Directors of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Pioneer Funds was approximately $631,977 and $752,913 in each of 2019 and 2020.

Executive officers

In addition to Ms. Jones, who serves as the President and Chief Executive Officer of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Directors and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. Each of the executive officers of the funds is an employee of Amundi US and none of the executive officers are employees of the funds. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

---------------------------------------------------------------------------------------
Name, age and position with each fund Principal occupation(s)
-----------------------------------------------------------------------------------------
Christopher J. Kelley                 Vice President and Associate General Counsel of
(56)                                  Amundi US since January 2008 and Secretary
Secretary and Chief Legal Officer     and Chief Legal Officer of all of the Pioneer Funds
                                      since June 2010; Assistant Secretary of all of the
                                      Pioneer Funds from September 2003 to May
                                      2010; and Vice President and Senior Counsel of
                                      Amundi US from July 2002 to December 2007
-----------------------------------------------------------------------------------------
Carol B. Hannigan                     Fund Governance Director of Amundi US since
(60)                                  December 2006 and Assistant Secretary of all
Assistant Secretary                   the Pioneer Funds since June 2010; Manager-
                                      Fund Governance of Amundi US from December
                                      2003 to November 2006; and Senior Paralegal of
                                      Amundi US from January 2000 to November
                                      2003
-----------------------------------------------------------------------------------------
Thomas Reyes                          Assistant General Counsel of Amundi US since
(58)                                  April 2019 and Assistant Secretary of all the
Assistant Secretary                   Pioneer Funds since June 2010; Senior Counsel
                                      of Amundi US from May 2013 to April 2019;
                                      Counsel of Amundi US from June 2007 to May
                                      2013; and Vice President and Counsel at State
                                      Street Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------
Anthony J. Koenig, Jr.                Senior Vice President -- Fund Treasury of Amundi
(57)                                  US; Treasurer of all of the Pioneer Funds since
Treasurer                             May 2021; Assistant Treasurer of all of the
                                      Pioneer Funds from January 2021 to May 2021;
                                      and Chief of Staff, US Investment Management of
                                      Amundi US from May 2008 to January 2021
-----------------------------------------------------------------------------------------
Luis I. Presutti                      Director -- Fund Treasury of Amundi US; and
(56)                                  Assistant Treasurer of all of the Pioneer Funds
Assistant Treasurer
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Name, age and position with each fund Principal occupation(s)
---------------------------------------------------------------------------------------
Gary Sullivan                         Senior Manager -- Fund Treasury of Amundi US
(63)                                  since 2012; and Assistant Treasurer of all of the
Assistant Treasurer                   Pioneer Funds since 2002
---------------------------------------------------------------------------------------
Antonio Furtado                       Fund Oversight Manager -- Fund Treasury of
(39)                                  Amundi US since 2020; Assistant Treasurer of all
Assistant Treasurer                   of the Pioneer Funds since 2020; and Senior
                                      Fund Treasury Analyst from 2012 -- 2020
---------------------------------------------------------------------------------------
John Malone                           Managing Director, Chief Compliance Officer of
(50)                                  Amundi Asset Management; Amundi Asset
Chief Compliance Officer              Management US, Inc.; and the Pioneer Funds
                                      since September 2018; Chief Compliance Officer
                                      of Amundi Distributor US, Inc. since January
                                      2014
---------------------------------------------------------------------------------------
Kelly K. O'Donnell                    Vice President -- Amundi US; Anti-Money
(50)                                  Laundering Officer of all the Pioneer Funds
Anti-Money Laundering Officer         since 2006
---------------------------------------------------------------------------------------

Compensation of Directors and executive officers

The following table sets forth certain information with respect to the compensation of each Director of Pioneer High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. for the fiscal year ended March 31, 2021. The amounts paid to the Directors by each fund differ due to (i) membership on or chairing certain committees of the Board of Directors and other responsibilities assigned to specific Directors, and (ii) attendance at meetings. Each fund does not pay any salary or other compensation to its executive officers, none of whom are employees of the funds. The funds' executive officers, who are also officers or employees of Amundi US or its affiliates, are compensated by Amundi US or its affiliates.

Pioneer High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc.:

                                               Pension or
                                               Retirement         Total
                                                 Benefits    Compensation
                               Aggregate       Accrued as    from the Fund
                            Compensation         Part of        and Other
Name of Director            from each Fund   Fund Expenses   Pioneer Funds(1)
-----------------------------------------------------------------------------
Interested Directors:
-----------------------------------------------------------------------------
  Lisa M. Jones                    $0.00*          $0.00             $0.00
                                   $0.00**
-----------------------------------------------------------------------------
  Kenneth J. Taubes                $0.00*          $0.00             $0.00
                                   $0.00**
-----------------------------------------------------------------------------

                                               Pension or
                                               Retirement         Total
                                                 Benefits    Compensation
                                Aggregate      Accrued as    from the Fund
                             Compensation        Part of        and Other
Name of Director             from each Fund  Fund Expenses   Pioneer Funds(1)
-----------------------------------------------------------------------------
Independent Directors:
-----------------------------------------------------------------------------
  John E. Baumgardner, Jr.     $1,809.54*          $0.00     $328,500.00
                               $2,457.09**
-----------------------------------------------------------------------------
  Diane Durnin(2)              $1,773.42*          $0.00     $313,751.00
                               $2,380.01**
-----------------------------------------------------------------------------
  Craig C. McKay(3)              $132.89*          $0.00      $23,500.00
                                 $161.58**
-----------------------------------------------------------------------------
  Benjamin M. Friedman         $1,853.59*          $0.00     $343,000.00
                               $2,530.37**
-----------------------------------------------------------------------------
  Lorraine H. Monchak          $1,870.07*          $0.00     $348,251.00
                               $2,559.66**
-----------------------------------------------------------------------------
  Thomas J. Perna              $2,096.14*          $0.00     $428,500.00
                               $2,966.50**
-----------------------------------------------------------------------------
  Marguerite A. Piret          $1,793.39*          $0.00     $322,251.00
                               $2,424.90**
-----------------------------------------------------------------------------
  Fred J. Ricciardi            $1,848.88*          $0.00     $343,251.00
                               $2,533.35**
-----------------------------------------------------------------------------

(1) As of the fiscal year ended March 31, 2021, there were 45 U.S. registered funds in the Pioneer Funds.

(2)  Appointed as a Director on January 1, 2020.

(3)  Appointed as a Director on March 22, 2021.

*    Aggregate compensation from Pioneer High Income Fund, Inc.

**   Aggregate compensation from Pioneer Municipal High Income Advantage Fund,
     Inc.

The following table sets forth certain information with respect to the compensation of each Director of Pioneer Diversified High Income Fund, Inc. and Pioneer Municipal High Income Fund, Inc. for the fiscal year ended April 30, 2021. The amounts paid to the Directors by each fund differ due to (i) membership on or chairing certain committees of the boards of Directors and other responsibilities assigned to specific Directors, and (ii) attendance at meetings. Each fund does not pay any salary or other compensation to its executive officers, none of whom are employees of the funds. The funds' executive officers, who are also officers or employees of Amundi US or its affiliates, are compensated by Amundi US or its affiliates.

Pioneer Diversified High Income Fund, Inc. and Pioneer Municipal High Income Fund, Inc.:

                                                Pension or
                                                Retirement       Total
                                                  Benefits    Compensation
                                Aggregate       Accrued as    from the Fund
                             Compensation         Part of        and Other
Name of Director             from each Fund   Fund Expenses   Pioneer Funds(1)
----------------------------------------------------------------------------
Interested Directors:
----------------------------------------------------------------------------
  Lisa M. Jones                     $0.00*          $0.00             $0.00
                                    $0.00**
----------------------------------------------------------------------------
  Kenneth J. Taubes                 $0.00*          $0.00             $0.00
                                    $0.00**
----------------------------------------------------------------------------
Independent Directors:
----------------------------------------------------------------------------
  John E. Baumgardner, Jr.      $1,000.00*          $0.00       $328,500.00
                                $2,243.28**
----------------------------------------------------------------------------
  Diane Durnin(2)               $1,000.00*          $0.00       $313,751.00
                                $2,177.81**
----------------------------------------------------------------------------
  Benjamin M. Friedman          $1,000.00*          $0.00       $343,000.00
                                $2,306.00**
----------------------------------------------------------------------------
  Craig C. McKay(3)                $83.33*          $0.00        $23,500.00
                                  $147.32**
----------------------------------------------------------------------------
  Lorraine H. Monchak           $1,000.00*          $0.00       $348,251.00
                                $2,331.00**
----------------------------------------------------------------------------
  Thomas J. Perna               $1,000.00*          $0.00       $428,500.00
                                $2,678.03**
----------------------------------------------------------------------------
  Marguerite A. Piret           $1,000.00*          $0.00       $322,251.00
                                $2,215.93**
----------------------------------------------------------------------------
  Fred J. Ricciardi             $1,000.00*          $0.00      $343,251.00
                                $2,308.29**
----------------------------------------------------------------------------

(1) As of the fiscal year ended April 30, 2021, there were 45 U.S. registered funds in the Pioneer Funds.

(2)  Appointed as a Director on January 1, 2020.

(3)  Appointed as a Director on March 22, 2021.

*    Aggregate compensation from Pioneer Diversified High Income Fund, Inc.

**   Aggregate compensation from Pioneer Municipal High Income Fund, Inc.

The following table sets forth certain information with respect to the compensation of each Director of Pioneer Floating Rate Fund, Inc. for the fiscal year ended November 30, 2020. The amounts paid to the Directors by the fund differ due to (i) membership on or chairing certain committees of the boards of Directors and other responsibilities assigned to specific Directors, and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its executive officers, none of whom are employees of the funds. The fund's executive officers, who are also officers or employees of Amundi US or its affiliates, are compensated by Amundi US or its affiliates.

Pioneer Floating Rate Fund, Inc.:
                                                Pension or
                                                Retirement         Total
                                                  Benefits    Compensation
                                Aggregate       Accrued as    from the Fund
                             Compensation         Part of        and Other
Name of Director             from each Fund   Fund Expenses   Pioneer Funds(1)
------------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------------
  Lisa M. Jones                     $0.00           $0.00             $0.00
------------------------------------------------------------------------------
  Kenneth J. Taubes                 $0.00           $0.00             $0.00
------------------------------------------------------------------------------
Independent Directors:
------------------------------------------------------------------------------
  John E. Baumgardner, Jr.      $1,958.60            $0.00      $316,812.00
------------------------------------------------------------------------------
  Diane Durnin2                 $1,459.62            $0.00      $293,808.00
------------------------------------------------------------------------------
  Benjamin M. Friedman          $1,447.06            $0.00      $330,500.00
------------------------------------------------------------------------------
  Craig C. McKay3                   $0.00            $0.00            $0.00
------------------------------------------------------------------------------
  Lorraine H. Monchak           $2,055.18            $0.00      $342,125.00
------------------------------------------------------------------------------
  Thomas J. Perna               $2,293.41            $0.00      $410,500.00
------------------------------------------------------------------------------
  Marguerite A. Piret           $1,936.83            $0.00      $310,000.00
------------------------------------------------------------------------------
  Fred J. Ricciardi             $2,012.30            $0.00      $332,625.00
------------------------------------------------------------------------------

(1) As of the fiscal year ended November 30, 2020, there were 45 U.S. registered funds in the Pioneer Funds.

(2)  Appointed as a Director on January 1, 2020.

(3)  Appointed as a Director on March 22, 2021.

Investment adviser and administrator

Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. ("Amundi US"). Amundi US (the "Adviser"), whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As of March 31, 2021, Amundi had more than $2.06 trillion in assets under management worldwide. As of March 31, 2021, Amundi US (and its U.S. affiliates) had over $96 billion in assets under management.

Required vote

In accordance with the Bylaws for each of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc., the affirmative vote of a majority of all of the votes of the Common Stock of the fund entitled to be cast at a meeting of stockholders duly called and at which a quorum is present is required to elect each nominee for Director.

     - Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi are the current nominees for election as Class II Directors of Pioneer Diversified High Income Fund, Inc., Class III Directors of Pioneer Floating Rate Fund, Inc. and Class I Directors of Pioneer High Income Fund, Inc.

In accordance with the Bylaws for each of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc., the holders of the Common Stock and the Preferred Stock of the fund will vote on the respective nominees designated to be elected by such class of shares.

The affirmative vote of a majority of all of the votes of the Common Stock and the Preferred Stock of the fund entitled to be cast at a meeting of stockholders duly called and at which a quorum is present, voting together as a single class, is required to elect each nominee for Director designated to be elected by the Common Stock and the Preferred Stock of the fund.

     - Mr. MacKay, Mr. Perna, and Mr. Ricciardi are the current nominees for election by the Common Stock and the Preferred Stock of the fund, voting together as a single class, as Class III Directors of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. .

The affirmative vote of a majority of all of the votes of the Preferred Stock of the fund entitled to be cast at a meeting of stockholders duly called and at which a quorum is present is required to elect each nominee for Director designated to be elected by the Preferred Stock of the fund.

     - Ms. Piret is the current nominee for election by the Preferred Stock only as a Class III Director of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc ..

Recommendation

For the reasons set forth above, the Directors of your fund unanimously recommend that stockholders vote FOR each of Mr. MacKay, Mr. Perna, Ms. Piret and Mr. Ricciardi.

                              AUDITOR INFORMATION

Each fund's Board of Directors, with the approval and recommendation of the Audit Committee, has selected Ernst & Young LLP to serve as the independent registered public accounting firm for the fund's current fiscal year.

Audit fees

The following are aggregate fees billed for professional services rendered by Ernst & Young LLP for the two most recently completed fiscal years for its audit of each fund's annual financial statements and fees related to services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                 For the fiscal year   For the fiscal year
                                   ended 3/31/2021       ended 3/31/2020
--------------------------------------------------------------------------
Pioneer High Income Fund, Inc.        $39,270.00            $38,500.00
--------------------------------------------------------------------------
Pioneer Municipal High Income
   Advantage Fund, Inc.               $42,330.00            $41,500.00
--------------------------------------------------------------------------

                                 For the fiscal year   For the fiscal year
                                   ended 4/30/2021       ended 4/30/2020
--------------------------------------------------------------------------
Pioneer Diversified High
   Income Fund, Inc.                  $39,270.00            $38,500.00
--------------------------------------------------------------------------
Pioneer Municipal High
   Income Fund, Inc.                  $42,330.00            $41,500.00
--------------------------------------------------------------------------

                                 For the fiscal year   For the fiscal year
                                   ended 11/30/2020      ended 11/30/2019
--------------------------------------------------------------------------
Pioneer Floating Rate Fund, Inc.      $61,600.00            $55,000.00
--------------------------------------------------------------------------

Audit-related fees

The following are aggregate audit-related fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to agreed upon procedures related to the ratings of each fund's Preferred Stock (if any) for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

                               For the fiscal year   For the fiscal year
                                 ended 3/31/2021       ended 3/31/2020
------------------------------------------------------------------------
Pioneer High Income Fund, Inc.            $0.00                 $0.00
------------------------------------------------------------------------
Pioneer Municipal High Income
   Advantage Fund, Inc.                   $0.00                 $0.00
------------------------------------------------------------------------

                                 For the fiscal year   For the fiscal year
                                   ended 4/30/2021       ended 4/30/2020
--------------------------------------------------------------------------
Pioneer Diversified High
   Income Fund, Inc.                        $0.00                 $0.00
--------------------------------------------------------------------------
Pioneer Municipal High
   Income Fund, Inc.                        $0.00                 $0.00
--------------------------------------------------------------------------

                                 For the fiscal year   For the fiscal year
                                   ended 11/30/2020      ended 11/30/2019
--------------------------------------------------------------------------
Pioneer Floating Rate Fund, Inc.            $0.00                 $0.00
--------------------------------------------------------------------------

Tax fees

The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                 For the fiscal year   For the fiscal year
                                   ended 3/31/2021       ended 3/31/2020
--------------------------------------------------------------------------
Pioneer High Income Fund, Inc.         $9,934.00             $9,739.00
--------------------------------------------------------------------------
Pioneer Municipal High Income
   Advantage Fund, Inc.                $9,934.00             $9,739.00
--------------------------------------------------------------------------

                                 For the fiscal year   For the fiscal year
                                   ended 4/30/2021       ended 4/30/2020
--------------------------------------------------------------------------
Pioneer Diversified High
   Income Fund, Inc.                  $10,317.00            $10,115.00
--------------------------------------------------------------------------
Pioneer Municipal High
   Income Fund, Inc.                   $9,934.00             $9,739.00
--------------------------------------------------------------------------

                                 For the fiscal year   For the fiscal year
                                   ended 11/30/2020      ended 11/30/2019
--------------------------------------------------------------------------
Pioneer Floating Rate Fund, Inc.      $10,317.00             $9,739.00
--------------------------------------------------------------------------

All other fees

There were no fees billed for other services rendered by Ernst & Young LLP to the funds.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved

Each fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services relate directly to the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended March 31, 2021 and 2020, for Pioneer High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc., there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal years ended April 30, 2021 and 2020, for Pioneer Diversified High Income Fund, Inc. and Pioneer Municipal High Income Fund, Inc., there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal years ended November 30, 2020 and 2019, for Pioneer Floating Rate Fund, Inc., there were no services provided to an affiliate that required the fund's Audit Committee pre-approval.

General Audit Committee Approval Policy

     o For all projects, each of the officers of the funds and the funds' independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

     o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Audit Committee.

     o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each fund and
(b) all non-audit services to be provided by the fund's independent public accounting firm to Amundi US and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee may delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

The Audit Committee may not approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the fund by the independent registered public accounting firm, other than those provided to a fund in connection with an audit or a review of the financial statements of the fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a fund, Amundi US and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the fund, (ii) Amundi US and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each fund and its affiliates, as previously defined, were as follows.

                                 For the fiscal year   For the fiscal year
                                   ended 3/31/2021       ended 3/31/2020
--------------------------------------------------------------------------
Pioneer High Income Fund, Inc.              $0.00                 $0.00
--------------------------------------------------------------------------
Pioneer Municipal High Income
   Advantage Fund, Inc.                     $0.00                 $0.00
--------------------------------------------------------------------------

                                 For the fiscal year   For the fiscal year
                                   ended 4/30/2021       ended 4/30/2020
--------------------------------------------------------------------------
Pioneer Diversified High
   Income Fund, Inc.                        $0.00                 $0.00
--------------------------------------------------------------------------
Pioneer Municipal High
   Income Fund, Inc.                        $0.00                 $0.00
--------------------------------------------------------------------------

                                 For the fiscal year   For the fiscal year
                                   ended 11/30/2020      ended 11/30/2019
--------------------------------------------------------------------------
Pioneer Floating Rate Fund, Inc.            $0.00                 $0.00
--------------------------------------------------------------------------

The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

Representatives of Ernst & Young LLP will be available at the stockholder meeting, will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETINGS

Outstanding shares and quorum

As of the record date, July 9, 2021, the following Common and Preferred Stock of beneficial interest were outstanding for each fund:

                                   Common Stock       Preferred Stock
------------------------------------------------------------------------
Pioneer Diversified High Income
     Fund, Inc                     8,332,790.000      None
Pioneer Floating Rate Fund, Inc   12,370,269.000      None
Pioneer High Income Fund, Inc     29,272,486.000      None
Pioneer Municipal High Income
     Advantage Fund, Inc          23,906,692.000      1800 Series 2021
                                                      VMTP
                                                      Variable Rate
                                                      Munifund Term
                                                      Preferred Shares
                                                      Series 2021
Pioneer Municipal High Income
     Fund, Inc                    22,771,349.000      1450 Series 2021
                                                      VMTP Preferred --
                                                      Variable Rate
                                                      Munifund Term
                                                      Preferred Shares
                                                      Series 2021

Only stockholders of record as of the record date are entitled to notice of and to vote at the meeting. With respect to matters to be voted on by the Common Stock and the Preferred Stock of a fund voting together as a single class, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting (without regard to class) on such matters shall constitute a quorum for the transaction of business at the fund's meeting. With respect to matters to be voted on the Preferred Stock of a fund voting as a separate class, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting by holders of stock of such class on such matters shall constitute a quorum for the transaction of business at the fund's meeting.

Ownership of shares of the funds

Pioneer Diversified High Income Fund, Inc.

To the best of the fund's knowledge, as of July 9, 2021, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record 8,329,462.000 shares, equal to approximately 99.97% of the fund's outstanding Common Stock, including the shares shown below:

Name and Address
of Beneficial Owner             Share Class   Number of Shares   % of Class
----------------------------------------------------------------------------
Karpus Investment
Management
183 Sully's Trail
Pittsford, New York 14534        Common           1,570,811        18.85%(1)
----------------------------------------------------------------------------
SIT Investment Associates, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402            Common             946,217        11.36%(2)
----------------------------------------------------------------------------
First Trust Portfolios L.P.
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive,
Suite 400
Wheaton, Illinois 60187          Common             980,584        11.77%(3)
----------------------------------------------------------------------------

(1)  Based on 13G filed by Karpus Management, Inc. on May 12, 2021.

(2)  Based on 13G filed by SIT Investment Associates, Inc. on February 12, 2021.

(3) Based on 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on July 8, 2021.

Pioneer Floating Rate Fund, Inc.

To the best of the fund's knowledge, as of July 9, 2021, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record 12,369,022.000 shares, equal to approximately 99.99% of the fund's outstanding Common Stock, including the shares shown below:

Name and Address
of Beneficial Owner             Share Class   Number of Shares   % of Class
----------------------------------------------------------------------------
First Trust Portfolios L.P.
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive,
Suite 400
Wheaton, Illinois 60187           Common          2,534,374        10.24%(1)
----------------------------------------------------------------------------
Saba Capital Management, L.P.
405 Lexington Avenue,
58th Floor
New York, NY 10174                Common            768,633         6.20%(2)
----------------------------------------------------------------------------

(1) Based on 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on April 7, 2021.

(2)  Based on 13G filed by Saba Capital Management, L.P. on February 12, 2021.

Pioneer High Income Fund, Inc.

To the best of the fund's knowledge, as of July 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record 29,219,875.000 shares, equal to approximately 99.87% of the fund's outstanding Common Stock, including the shares shown below:

Name and Address
of Beneficial Owner           Share Class   Number of Shares   % of Class
--------------------------------------------------------------------------
First Trust Portfolios L.P.
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive,
Suite 400
Wheaton, Illinois 60187        Common           4,022,915        13.90%(1)
--------------------------------------------------------------------------

(1) Based on 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on February 1, 2021.

Pioneer Municipal High Income Advantage Fund, Inc.

To the best of the fund's knowledge, as of July 9, 2021, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record 23,890,562.000 shares, equal to approximately 99.93% of the fund's outstanding Common Stock, including the shares shown below:

Name and Address
of Beneficial Owner           Share Class   Number of Shares   % of Class
--------------------------------------------------------------------------
First Trust Portfolios L.P.
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive,
Suite 400
Wheaton, Illinois 60187        Common           1,684,149         7.09%(1)
--------------------------------------------------------------------------

(1) Based on 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on January 19, 2021.

To the best of the fund's knowledge, as of July 9, 2021, Wells Fargo & Company, 420 Montgomery Street, San Francisco, CA 94104 and Wells Fargo Municipal Capital Strategies, LLC, 30 Hudson Yards, New York, New York 10001, held of record 1,800 shares, equal to 100% of the fund's outstanding Series 2021 VMTP Preferred -- Variable Rate Munifund Term Preferred Shares Series 2021.

Pioneer Municipal High Income Fund, Inc.

To the best of the fund's knowledge, as of July 9, 2021, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record 22,759,339.000 shares, equal to approximately 99.97% of the fund's outstanding Common Stock, including the shares shown below:

Name and Address
of Beneficial Owner           Share Class   Number of Shares   % of Class
--------------------------------------------------------------------------
First Trust Portfolios L.P.
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive,
Suite 400
Wheaton, Illinois 60187        Common           2,857,752        12.59%(1)
--------------------------------------------------------------------------

(1) Based on 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on January 29, 2021.

To the best of the fund's knowledge, as of July 9, 2021, Wells Fargo & Company, 420 Montgomery Street, San Francisco, CA 94104 and Wells Fargo Municipal Capital Strategies, LLC, 30 Hudson Yards, New York, New York 10001, held of record 1,450 shares, equal to 100% of the fund's outstanding Series 2021 VMTP Preferred -- Variable Rate Munifund Term Preferred Shares Series 2021.

Stockholder proposals

Under Rule 14a-8 of the Exchange Act (relating to stockholder proposals), any stockholder proposal that may properly be included in your fund's proxy statement for the 2022 annual meeting, must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 at least 120 calendar days prior to the anniversary of the date of mailing of the fund's proxy statement for the 2021 annual meeting, or on or before April 1, 2022. A proposal that is not to be included in a fund's proxy statement may be made at the 2022 annual meeting for such fund only if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 150 days and at least 120 days before the anniversary date of the mailing of the fund's proxy materials for the 2021 annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2022 annual meeting for a fund is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the 2021 annual meeting, notice by a stockholder to be timely must be so delivered not earlier than the close of business on the 150th day prior to the date of mailing of the notice for the 2022 annual meeting and not later than the close of business on the later of the 120th day prior to the date of mailing of the notice for the 2022 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2022 meeting is first made by the fund. The funds' Bylaws require that certain information must be provided by the stockholder to the fund when notice of a nominee for election as a Director or proposal is submitted to the fund.

The submission by a stockholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc., Pioneer High Income Fund, Inc., Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. currently expect to hold the next annual stockholders' meeting on or about September 14, 2022, which date is subject to change. Stockholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting

Any stockholder who has given his or her proxy to someone generally has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a stockholder present at the meeting may withdraw his or her proxy and vote at the meeting. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record as of the record date are entitled to notice of and to vote at the meeting.

For each of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc. and Pioneer High Income Fund, Inc.: the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting by holders of stock of such fund shall constitute a quorum for the transaction of business at the meeting.

For each of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc.: with respect to matters to be voted on by the Common Stock and the Preferred Stock of a fund voting together as a single class, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting by holders of stock of such fund on such matters shall constitute a quorum for the transaction of business at the fund's meeting; with respect to matters to be voted on the Preferred Stock of a fund voting as a separate class, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting by holders of stock of such class on such matters shall constitute a quorum for the transaction of business at the fund's meeting.

Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum. "Broker non-votes" occur when a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner. However, because the funds understand that a broker or nominee may exercise discretionary voting power with respect to Proposal 1, and there are no other proposals expected to come before the meeting for which a broker or nominee would not have discretionary voting authority, the funds do not anticipate that there will be any "broker non-votes" at the meeting.

The meeting with respect to one or more funds may, by action of the chair of the meeting and without any action by stockholders, be adjourned from time to time with respect to one or more matters to be considered at the meeting to a later date and time and at a place announced at the meeting, whether or not a quorum is present with respect to such matter, and the meeting may be held as adjourned without further notice. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the meeting is adjourned with respect to any other proposal. The meeting may be postponed prior to the meeting. If the meeting is postponed, the funds will give notice of the postponed meeting to stockholders.

On any matter submitted to a vote of stockholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

As discussed more fully under Proposal 1 above, nominees must be elected by a majority of all the votes entitled to be cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and "broker non-votes" are not considered "votes cast" and, therefore, do not constitute a vote "FOR" a proposal. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1. However, because the funds understand that a broker or nominee may exercise discretionary voting power with respect to Proposal 1, and there are no other proposals expected to come before the meeting for which a broker or nominee would not have discretionary voting authority, the funds do not anticipate that there will be any "broker non-votes" at the meeting.

Other business

While the meeting has been called to transact any business that may properly come before it, the only matters that the Directors intend to present are those matters stated in the attached notice of annual meeting of stockholders. However, if any additional matters properly come before the annual stockholder meeting, and on all matters incidental to the conduct of the meeting, the persons named as proxies will vote at their discretion on such matters unless instructed to the contrary.

Method of solicitation and expenses

The cost of preparing, printing and mailing the enclosed proxy statement, accompanying notice of annual meeting of stockholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Amundi US may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Amundi US and Amundi Distributor US, Inc., aid in the solicitation of proxies by personal interview or telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Each fund has retained Di Costa Partners, LLC to assist in the proxy solicitation. The cost of services for all solicitations covered by this proxy statement is estimated at approximately $55,000.

Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the stockholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, stockholders would be called at the phone number the transfer agent, American Stock Transfer & Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The stockholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, stockholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

July 28, 2021

                           This page for your notes.

                           This page for your notes.

                                                                   22246-13-0721

LOGO: Amundi
      =====================
      Asset Management

PO Box 211230, Eagan, MN 55121-9985


                            VOTE BY MAIL
                              1. Read the proxy statement.
[ENVELOPE IMAGE]              2. Check the appropriate box(es) on
                                 the reverse side of the proxy card.
                              3. Sign, date and return the proxy card
                                 in the envelope provided.

[LAPTOP IMAGE]              VOTE ONLINE
                              1. Read the proxy statement and have
                                 the proxy card at hand.
                              2. Go to www.proxyvotenow.com/amundi
                              3. Follow the simple instructions.

[PHONE IMAGE]               VOTE BY PHONE
                              1. Read the proxy statement and have
                                 the proxy card at hand.
                              2. Call toll-free 855-672-4278
                              3. Follow the simple instructions.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

                -- PIONEER DIVERSIFIED HIGH INCOME FUND, INC. --
                     -- PIONEER FLOATING RATE FUND, INC. --
                      -- PIONEER HIGH INCOME FUND, INC. --
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 15, 2021

This proxy is solicited on behalf of the Board of Directors of the above-named Fund ("Fund"). I (we) the undersigned holder(s) of shares of common stock of the Fund, having received notice of the meeting and proxy statement therefore, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Stockholders (the "Meeting") of the Fund scheduled to be held on September 15, 2021 at 2:00 p.m. (Eastern Time) at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110 and any adjournments, postponements, continuations or rescheduling thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of common stock of the Fund which I
(we) would possess if personally present. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Meeting (including any adjournment, postponement, continuation, or rescheduling thereof).

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES OF
COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                  CONTROL NUMBER
                                ---------------

                  AUTHORIZED SIGNATURE(S)
                  This section must be completed for your vote to be counted.
                  -----------------------------------------------------------


                  -----------------------------------------------------------
                  Signature(s) and Title(s), if applicable Sign in the box above

                  Date
                  -----------------------------------------------------------
                  Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.


100089_0921_HNW-PHD-PHT

 Important Notice Regarding the Availability of Proxy Materials for the Annual
           Meeting of Stockholders to be held on September 15, 2021.

              The proxy statement for this meeting is available at
                        www.eproxyaccess.com/amundi2021

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                          PLEASE CAST YOUR VOTE TODAY!

            YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
            --------------------------


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS
                    THAT YOU VOTE IN FAVOR OF THE PROPOSAL.
                                  --------

If no specification is made, this proxy shall be voted FOR the proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

1.  To elect four Directors of the Fund, as named in the proxy statement,     FOR ALL    WITHHOLD   FOR ALL
    each to serve for a three-year term or until a successor is elected:                   ALL      EXCEPT*
                                                                                [ ]        [ ]       [ ]
    (01) Craig C. MacKay
    (02) Thomas J. Perna
    (03) Fred J. Ricciardi
    (04) Marguerite A. Piret

     *To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee(s) number on the line below.

----------------

2. To consider any or other business that may properly come before the annual meeting or any adjournments, postponements, continuations, or rescheduling thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
 POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR
                   PHONE YOU DO NOT NEED TO RETURN THIS CARD.

100089_0921_HNW-PHD-PHT

LOGO: Amundi
      =====================
      Asset Management

PO Box 211230, Eagan, MN 55121-9985



                            VOTE BY MAIL
                              1. Read the proxy statement.
[ENVELOPE IMAGE]              2. Check the appropriate box(es) on
                                 the reverse side of the proxy card.
                              3. Sign, date and return the proxy card
                                 in the envelope provided.

[LAPTOP IMAGE]              VOTE ONLINE
                              1. Read the proxy statement and have
                                 the proxy card at hand.
                              2. Go to www.proxyvotenow.com/amundi
                              3. Follow the simple instructions.

[PHONE IMAGE]               VOTE BY PHONE
                              1. Read the proxy statement and have
                                 the proxy card at hand.
                              2. Call toll-free 855-672-4278
                              3. Follow the simple instructions.



                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

                 -- PIONEER MUNICIPAL HIGH INCOME FUND, INC. --
            -- PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. --
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 15, 2021

This proxy is solicited on behalf of the Board of Directors of the above-named Fund ("Fund"). I (we) the undersigned holder(s) of shares of common and/or preferred stock, having received notice of the meeting and proxy statement therefore, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Stockholders (the "Meeting") of the Fund scheduled to be held on September 15, 2021 at 2:00 p.m. (Eastern Time) at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110, and any adjournments, postponements, continuations or rescheduling thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of common and/or preferred stock of the Fund which I (we) would possess if personally present. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Meeting (including any adjournment, postponement, continuation, or rescheduling thereof).

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES OF
COMMON AND/OR PREFERRED STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                  CONTROL NUMBER
                                ---------------

                  AUTHORIZED SIGNATURE(S)
                  This section must be completed for your vote to be counted.
                  -----------------------------------------------------------


                  -----------------------------------------------------------
                  Signature(s) and Title(s), if applicable Sign in the box above

                  Date
                  -----------------------------------------------------------

                  Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.



100089_0921_MHI-MAV

 Important Notice Regarding the Availability of Proxy Materials for the Annual
           Meeting of Stockholders to be held on September 15, 2021.

              The proxy statement for this meeting is available at
                        www.eproxyaccess.com/amundi2021

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                          PLEASE CAST YOUR VOTE TODAY!

            YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
            --------------------------


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------


  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS
                    THAT YOU VOTE IN FAVOR OF THE PROPOSAL.
                                  --------

If no specification is made, this proxy shall be voted FOR the proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

        TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

1.  To elect four Directors of the Fund, as named in the proxy statement, each               FOR  WITHHOLD   FOR ALL
    to serve for a three-year term or until a successor is elected:                          ALL     ALL     EXCEPT*
                                                                                             [ ]     [ ]       [ ]
     (01) Craig C. MacKay
     (02) Thomas J. Perna
     (03) Fred J. Ricciardi
     (04) Marguerite A. Piret (to be voted on by shares of Preferred Stock only of Pioneer Municipal High Income Fund, Inc. and Pioneer
          Municipal High Income Advantage Fund, Inc.)

     *To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee(s) number on the line below.

----------------

2. To consider any or other business that may properly come before the annual meeting or any adjournments, postponements, continuations, or rescheduling thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
 POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR
                   PHONE YOU DO NOT NEED TO RETURN THIS CARD.



100089_0921_MHI-MAV